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                                                                    EXHIBIT 99.3

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                     MONTHLY CERTIFICATEHOLDERS' STATEMENT

                        CC MASTER CREDIT CARD TRUST II
              (Formerly Chevy Chase Master Credit Card Trust II)
                                 SERIES 1995-C

       Pursuant to the Pooling and Servicing Agreement dated as of June 1, 1995, (the "Pooling and Servicing Agreement"), among First USA Bank, NA, as Transferor and Servicer ("First USA"), First USA Bank, NA, as Transferor, and Bankers Trust Company, as trustee (the "Trustee"), First USA, as Servicer, is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the First USA Master Credit Card Trust II (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of July 15, 1999,and with respect to the performance of the Trust during the month of June, 1999, is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1995-C Certificate (a "Certificate").Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Monthly Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

       A)   Information Regarding Distributions to
            the Class A Certificateholders, per
            $1,000 original certificate principal amount.

            (1)   The total amount of the
            distribution to Class A
            Certificateholders, per $1,000
            original certificate principal amount                $  4.3729167

            (2)   The amount of the distribution set forth
            in paragraph 1 above in respect of interest on
            the Class A Certificates, per $1,000 original
            certificate principal amount                         $  4.3729167

            (3)   The amount of the distribution set forth
            in paragraph 1 above in respect of principal of
            the Class A Certificates, per $1,000 original
            certificate principal amount                         $  0.0000000
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       B)   Class A Investor Charge Offs and
            Reimbursement of Charge Offs

            (1)   The amount of Class A Investor
            Charge Offs                                            $   0.0000000

            (2)   The amount of Class A Investor Charge Offs
            set forth in paragraph 1 above, per $1,000
            original certificate principal amount                  $   0.0000000

            (3)   The total amount reimbursed in respect of
            Class A Investor Charge Offs                           $   0.0000000

            (4)   The amount set forth in paragraph 3 above,
            per $1,000 original certificate principal amount       $   0.0000000

            (5)   The amount, if any, by which the
            outstanding principal balance of the Class A
            Certificates exceeds the Class A Invested Amount
            after giving effect to all transactions on such
            Distribution Date                                      $   0.0000000

       C)   Information Regarding Distributions to the Class B
            Certificateholders, per $1,000 original certificate principal amount.

            (1)   The total amount of the distribution to
            Class B Certificatedholders, per $1,000 original
            certificate principal amount                           $   4.4770834

            (2)   The amount of the distribution set forth
            in paragraph 1 above in respect of interest on
            the Class B Certificates, per $1,000 original
            certificate principal amount                           $   4.4770834


            (3)   The amount of the distribution set forth
            in paragraph 1 above in respect of principal on
            the Class B Certificates, per $1,000 original
            certificate principal amount                           $   0.0000000
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       D)   Class B Investor Charge Offs and Reimbursement
            of Charge Offs

            (1)   The amount of Class B Investor Charge Offs       $   0.0000000


            (2)   The amount of Class B Investor Charge Offs
            set forth in paragraph 1 above, per $1,000
            original certificate principal amount                  $   0.0000000

            (3)   The total amount reimbursed in respect of
            Class B Investor Charge Offs                           $   0.0000000


            (4)   The amount set forth in paragraph 3 above,
            per $1,000 original certificate principal amount       $   0.0000000


            (5)   The amount, if any, by which the
            outstanding principal balance of the Class B
            Certificates exceeds the Class B Invested Amount
            after giving effect to all transactions on such
            Distribution Date                                      $   0.0000000


                                 First USA Bank, NA,
                                 as Servicer


                                 By  /s/ Tracie Klein
                                     -------------------------
                                     Tracie H. Klein
                                     First Vice President